MUNIHOLDINGS
                                                                 FLORIDA INSURED
                                                                 FUND

                               [GRAPHIC OMITTED]

                                                        STRATEGIC
                                                                 Performance

                                                                 Annual Report
                                                                 August 31, 1999

                       MuniHoldings Florida Insured Fund

The Benefits and Risks of Leveraging

MuniHoldings Florida Insured Fund has the ability to leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                              MuniHoldings Florida Insured Fund, August 31, 1999

DEAR SHAREHOLDER

For the year ended August 31, 1999, the Common Shares of MuniHoldings Florida Insured Fund earned $0.858 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 6.20%, based on a month-end per share net asset value of $13.84. Over the same period, the total investment return on the Fund's Common Shares was -6.51%, based on a change in per share net asset value from $16.03 to $13.84, and assuming reinvestment of $1.167 per share ordinary income dividends and $0.030 per share capital gains distributions.

For the six months ended August 31, 1999, the total investment return on the Fund's Common Shares was -8.13%, based on a change in per share net asset value from $15.50 to $13.84, and assuming reinvestment of $0.393 per share income dividends.

For the six months ended August 31, 1999, the Fund's Preferred Shares had an average yield of 3.27% for Series A and 3.11% for Series B.

The Municipal Market Environment

During the six months ended August 31, 1999, long-term bond yields rose significantly. Steady US economic growth combined with improvement in foreign economies and inflation concerns put upward pressure on bond yields throughout the period. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.25% by mid-August before improving somewhat to 6.06% by August 31, 1999. During the last six months, yields on long-term US Treasury securities increased approximately 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the last six months. Until early May, the municipal bond market had been able to withstand much of the upward pressure on bond yields. However, investor concerns regarding ongoing US economic strength and the fear of additional moves by the Federal Reserve Board eventually pushed municipal bond yields higher throughout June, July and August. During the period, yields on long-term tax-exempt revenue bonds rose almost 55 basis points to 5.83%, as measured by the Bond Buyer Revenue Bond Index.

While the tax-exempt market has slightly underperformed its taxable counterpart in recent months, technical conditions are helping to support municipal bond prices. During the last six months, more than $115 billion in long-term municipal bonds was underwritten, a decrease of more than 20% compared to the same period a year ago. During the past three months, almost $60 billion in municipal bonds was underwritten. This quarterly issuance represents a decline of approximately 20% compared to the same three-month period in 1998.

Recently, the supply of new municipal bonds slowed even further. Total issuance in August 1999 of $14 billion was nearly 40% lower than August 1998 levels. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated significant retail investor interest, easily absorbing the recent diminished supply.

The recent relative underperformance of the municipal bond market has generated very attractive tax-exempt bond yield ratios, similar to those that were available at the end of 1998. In December 1998, long-term, uninsured municipal bond yields were higher than those of their taxable counterparts. Historically, long-term tax-exempt bond yields have been approximately 82%-85% of long-term US Treasury bond yields. Municipal bond yields rose at a faster rate in recent months than US Treasury bond yields, causing the yield ratio to increase. At May 31, 1999, long-term municipal bond yields were approximately 92% of their taxable counterparts. At August 31, 1999, long-term uninsured tax-exempt bond yields were approximately 96% of US Treasury bonds. Current ratios, while lower than those available at the end of 1998, still represent historically attractive levels.

Looking ahead, it appears to us that long-term municipal bond yields will trade in a relatively tight range near current levels. Strong US economic performance is being balanced by nearly negligible inflation readings, as well as improvements in productivity in both manufacturing and service industries. We believe that future moves by the Federal Reserve Board have largely been discounted by bond investors and are to a great extent reflected in present bond yields.

Any improvement in bond prices is likely to be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year is likely to negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

We began the six-month period ended August 31, 1999 neutral on the interest rate outlook. We looked to reduce our exposure to the long-term end of the municipal yield curve in favor of municipal bonds in the 20-year sector as the yield differential started to narrow considerably. This strategy worked well as interest rates increased into early May. At this time, we adopted a more constructive strategy, taking advantage of the higher yields available in the tax-exempt market. However, this move proved to be premature since the tax-exempt bond market came under additional pressure through the end of August, negatively affecting Fund performance.

Looking ahead, we expect to maintain our constructive investment strategy. Tax-exempt yields are approximately 96% of Treasury securities, well above their historical average of 82%-85%, providing attractive buying opportunities.

In Conclusion

We appreciate your ongoing interest in MuniHoldings Florida Insured Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and
Portfolio Manager

October 1, 1999


                                      2 & 3

                              MuniHoldings Florida Insured Fund, August 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                           S&P       Moody's          Face                                                                   Value
STATE                    Ratings     Ratings         Amount    Issue                                                       (Note 1a)
====================================================================================================================================
Colorado--0.6%             A1+         VMIG1+       $ 1,400    Moffat County, Colorado, PCR, Refunding
                                                               (Pacificorp Projects), VRDN, 2.75%
                                                               due 5/01/2013 (a)(c)                                         $  1,400
====================================================================================================================================
Florida--83.6%             AAA         Aaa            1,500    Brevard County, Florida, School Board COP, Series
                                                               B, 5.50% due 7/01/2021 (c)                                      1,475
                           ---------------------------------------------------------------------------------------------------------
                                                               Broward County, Florida, HFA, M/F Housing Revenue Bonds
                                                               (Heron Pointe Apartments Project), AMT, Series A (d):
                           AAA         Aaa              800       5.65% due 11/01/2022                                           785
                           AAA         Aaa            1,250       5.70% due 11/01/2029                                         1,227
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            1,650    Broward County, Florida, Professional Sports Facilities
                                                               Tax Revenue Bonds (Civic Arena Project), Series A, 5.625%
                                                               due 9/01/2028 (b)                                               1,649
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            2,500    Cocoa, Florida, Water and Sewer Revenue Improvement
                                                               Bonds, 5.75% due 10/01/2007 (f)(i)                              2,687
                           ---------------------------------------------------------------------------------------------------------
                           NR*         NR*            4,440    Collier County, Florida, IDA, IDR, Refunding
                                                               (Southern States Utilities), AMT, 6.50% due 10/01/2025          4,514
                           ---------------------------------------------------------------------------------------------------------
                                                               Dade County, Florida, Aviation Revenue Bonds
                                                               (Miami International Airport) (d):
                           AAA         Aaa            2,000       AMT, Series B, 5.125% due 10/01/2022                         1,836
                           AAA         Aaa            6,000       Series C, 5.125% due 10/01/2027                              5,551
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            6,500    Dade County, Florida, Aviation Revenue Bonds,
                                                               Series B, 5.60% due 10/01/2026 (b)                              6,473
                           ---------------------------------------------------------------------------------------------------------
                                                               Dade County, Florida, HFA, M/F Mortgage Revenue Bonds
                                                               (Golden Lakes Apartments Project), AMT, Series A:
                           NR*         NR*            1,335       5.95% due 11/01/2027                                         1,342
                           NR*         NR*            1,445       6.05% due 11/01/2039                                         1,463
                           ---------------------------------------------------------------------------------------------------------
                                                               Dade County, Florida, HFA, M/F Mortgage Revenue Bonds
                                                               (Siesta Pointe Apartments), AMT, Series A (d):
                           AAA         Aaa            1,225       5.65% due 9/01/2017                                          1,230
                           AAA         Aaa            1,700       5.70% due 9/01/2022                                          1,679
                           AAA         Aaa            1,890       5.75% due 9/01/2029                                          1,856
                           ---------------------------------------------------------------------------------------------------------
                                                               Dade County, Florida, Water and Sewer System Revenue
                                                               Bonds (i):
                           AAA         Aaa            1,885       5.375% due 10/01/2016                                        1,867
                           AAA         Aaa           10,125       5.25% due 10/01/2026                                         9,580
                           ---------------------------------------------------------------------------------------------------------
                           NR*         Aaa            2,300    Duval County, Florida, HFA, S/F Mortgage Revenue
                                                               Refunding Bonds, AMT, 5.30% due 4/01/2031 (e)(h)(j)             2,088
                           ---------------------------------------------------------------------------------------------------------
                                                               Escambia County, Florida, HFA, S/F Mortgage Revenue
                                                               Refunding Bonds (Multi-County Program), AMT (e)(h):
                           NR*         Aaa            2,780       5.20% due 4/01/2032 (b)                                      2,475
                           NR*         Aaa            4,000       Series A, 5.35% due 4/01/2031                                3,639
                           NR*         Aaa            2,360       Series C, 5.80% due 10/01/2019                               2,332
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            4,000    Escambia County, Florida, Utilities Authority,
                                                               Utility System Revenue Bonds, 5.25% due 1/01/2024 (i)           3,795
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            1,675    Florida HFA, Revenue Bonds (Mar Lago Village Apartments
                                                               Project), AMT, Series F, 5.90% due 12/01/2027 (c)               1,677
                           ---------------------------------------------------------------------------------------------------------
                           NR*         Aaa           10,930    Florida HFA, Revenue Refunding Bonds, RITR, AMT, Series
                                                               12, 8.07% due 7/01/2029 (b)(g)                                 11,122
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            2,610    Florida Housing Finance Corporation, Homeowner Mortgage
                                                               Revenue Refunding Bonds, Series 1, 5.10% due 7/01/2013 (b)      2,468
                           ---------------------------------------------------------------------------------------------------------
                           NR*         Aaa            3,500    Florida Housing Finance Corporation, Housing Revenue
                                                               Bonds (Hampton Court Apartments), AMT, Series D-1, 5.55%
                                                               due 9/01/2025 (h)                                               3,406
                           ---------------------------------------------------------------------------------------------------------
                           NR*         Aaa            1,000    Florida State Governmental Utility Authority, Utility
                                                               Revenue Bonds (Golden Gate Utility System), 5% due
                                                               7/01/2029 (c)                                                     900
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            1,900    Florida State Mid-Bay Bridge Authority Revenue Bonds,
                                                               Series A, 5.45%** due 10/01/2023 (c)                              467
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            1,500    Fort Myers, Florida, Improvement Revenue Refunding Bonds,
                                                               Series A, 5% due 12/01/2022 (c)                                 1,373
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            6,200    Hillsborough County, Florida, Aviation Authority, Revenue
                                                               Refunding Bonds (Tampa International Airport), Series B,
                                                               5.125% due 10/01/2017 (c)                                       5,895
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            3,000    Hillsborough County, Florida, Port District Special
                                                               Revenue Refunding Bonds (Tampa Port Authority), AMT, 6%
                                                               due 6/01/2020 (d)                                               3,042
                           ---------------------------------------------------------------------------------------------------------
                           NR*         Aaa           11,015    Hillsborough County, Florida, School Board, COP, RITR,
                                                               Series 31, 7.07% due 7/01/2021 (b)(g)                          10,285
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            2,500    Hillsborough County, Florida, School Board, COP, Revenue
                                                               Refunding Bonds (Master Lease Program), Series A, 5% due
                                                               7/01/2023 (b)                                                   2,276
                           ---------------------------------------------------------------------------------------------------------
                           NR*         Aaa            2,415    Homestead, Florida, Water and Wastewater Revenue
                                                               Refunding Bonds, 5.25% due 10/01/2027 (c)                       2,283
                           ---------------------------------------------------------------------------------------------------------
                           AAA         NR*            5,000    Jacksonville, Florida, Health Facilities Authority,
                                                               Hospital Revenue Bonds (Charity Obligation Group), Series
                                                               C, 5.375% due 8/15/2029 (b)                                     4,788
                           ---------------------------------------------------------------------------------------------------------
                           NR*         VMIG1+           200    Jacksonville, Florida, Health Facilities Authority,
                                                               Hospital Revenue Refunding Bonds (Genesis Rehabilitation
                                                               Hospital), VRDN, 3.20% due 5/01/2021 (a)                          200
                           ---------------------------------------------------------------------------------------------------------
                           AA-         A1             2,000    Lakeland, Florida, Electric and Water Revenue Bonds, 5.50%
                                                               due 10/01/2006 (f)                                              2,128
                           ---------------------------------------------------------------------------------------------------------
                                                               Lakeland, Florida, Electric and Water Revenue Refunding
                                                               Bonds, Series A (b):
                           AAA         Aaa            3,000       5% due 10/01/2018                                            2,807
                           AAA         Aaa            4,650       5% due 10/01/2028                                            4,190
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            2,500    Lee County, Florida, Water and Sewer Revenue Bonds, Series
                                                               A, 5% due 10/01/2029 (c)                                        2,249
                           ---------------------------------------------------------------------------------------------------------
                                                               Leon County, Florida, School Board COP, Master Lease
                                                               Program (b):
                           AAA         Aaa            2,460       5.125% due 7/01/2017                                         2,353
                           AAA         Aaa            1,000       5.125% due 7/01/2022                                           931
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            1,000    Manatee County, Florida, School Board COP, 6.125% due
                                                               7/01/2006 (b)(f)                                                1,101
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            3,665    Martin County, Florida, Health Facilities Authority,
                                                               Hospital Revenue Bonds (Martin Memorial Medical Center
                                                               Project), Series A, 5.375% due 11/15/2024 (b)                   3,521
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            3,000    Miami-Dade County, Florida, Professional Sports
                                                               Franchise Facility Revenue Refunding Bonds, 5% due
                                                               10/01/2023 (b)                                                  2,734
                           ---------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
HFA   Housing Finance Agency
IDA   Industrial Development Authority
IDR   Industrial Development Revenue Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RITR  Residual Interest Trust Receipts
S/F   Single-Family
VRDN  Variable Rate Demand Notes


                                     4 & 5

                              MuniHoldings Florida Insured Fund, August 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                           S&P       Moody's          Face                                                                   Value
STATE                    Ratings     Ratings         Amount    Issue                                                       (Note 1a)
====================================================================================================================================
Florida                    NR*         Aaa          $ 4,000    Miami-Dade County, Florida, Public Service Tax Revenue
(concluded)                                                    Bonds (UMSA Public Improvements), 5% due 10/01/2023 (d)      $  3,645
                           ---------------------------------------------------------------------------------------------------------
                                                               Miami-Dade County, Florida, School Board, COP, Refunding:
                           AAA         Aaa            1,000       Series A, 5% due 8/01/2026 (c)                                 903
                           AAA         Aaa            2,000       Series C, 5% due 8/01/2025 (d)                               1,809
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            3,940    Miami-Dade County, Florida, Water and Sewer Revenue
                                                               Bonds, Series A, 5% due 10/01/2029 (i)                          3,545
                           ---------------------------------------------------------------------------------------------------------
                           NR*         Aaa            5,750    Mirimar, Florida, Wastewater Improvement Assessment
                                                               Revenue Refunding Bonds, 5% due 10/01/2025 (b)                  5,207
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            4,000    North Broward, Florida, Hospital District Improvement
                                                               Revenue Refunding Bonds, 5.375% due 1/15/2024 (b)               3,845
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            3,340    Okaloosa County, Florida, Gas District Revenue Refunding
                                                               Bonds, Gas Systems, Series A, 5.625% due 10/01/2023 (b)         3,341
                           ---------------------------------------------------------------------------------------------------------
                           AAA         NR*            1,000    Orange County, Florida, HFA, M/F Revenue Bonds (Metro
                                                               Place Apartments), AMT, Series A, 5.35% due 10/01/2023 (h)        951
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            1,000    Orange County, Florida, Health Facilities Authority,
                                                               Mortgage Revenue Bonds (South Central Nursing), Series A,
                                                               5.40% due 7/01/2019 (d)                                           962
                           ---------------------------------------------------------------------------------------------------------
                           NR*         Aaa           10,000    Orange County, Florida, School Board, COP, Refunding
                                                               Bonds, Series A, 5.375% due 8/01/2022 (b)                       9,698
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            5,000    Orange County, Florida, Tourist Development Tax Revenue
                                                               Refunding Bonds, 5.125% due 10/01/2021 (b)                      4,670
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            5,000    Orlando and Orange County Expressway Authority, Florida,
                                                               Expressway Revenue Refunding Bonds, Junior Lien, 5% due
                                                               7/01/2028 (i)                                                   4,520
                           ---------------------------------------------------------------------------------------------------------
                           NR*         Aaa            3,500    Osceola County, Florida, Sales Tax Revenue Bonds, 5%
                                                               due 4/01/2019 (d)                                               3,256
                           ---------------------------------------------------------------------------------------------------------
                           NR*         Aaa            1,600    Pinellas County, Florida, HFA, S/F Housing Revenue Bonds
                                                               (Multi-County Program), AMT, Series A-1, 5.30% due
                                                               9/01/2030 (e)(h)                                                1,454
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            7,095    Saint John's County, Florida, IDA, IDR (Golf Hall of Fame
                                                               Project), 5.875% due 9/01/2023 (b)                              7,201
                           ---------------------------------------------------------------------------------------------------------
                           A1+         VMIG1+         1,000    Saint Lucie County, Florida, PCR, Refunding (Florida Power
                                                               and Light Company Project), VRDN, 3.20% due 3/01/2027 (a)       1,000
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            3,000    Saint Petersburg, Florida, Excise Tax Revenue Refunding
                                                               Bonds, 5.15% due 10/01/2013 (i)                                 2,953
                           ---------------------------------------------------------------------------------------------------------
                           NR*         Aaa            5,000    Saint Petersburg, Florida, Public Utilities Revenue Bonds,
                                                               Series A, 5% due 10/01/2028 (d)                                 4,505
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            3,500    Sarasota County, Florida, Public Hospital Board, Revenue
                                                               Refunding Bonds (Sarasota Memorial Hospital), Series B,
                                                               5.25% due 7/01/2024 (b)                                         3,292
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            8,000    Sunrise, Florida, Utility Systems Revenue Refunding Bonds,
                                                               5% due 10/01/2028 (c)                                           7,219
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            7,250    Tampa-Hillsborough County, Florida, Expressway Authority
                                                               Revenue Refunding Bonds, 5% due 7/01/2027 (c)                   6,602
====================================================================================================================================
Illinois--1.8%             AAA         Aaa            5,000    Chicago, Illinois, Water Revenue Refunding Bonds, 5.25%
                                                               due 11/01/2027 (i)                                              4,601
====================================================================================================================================
Massachusetts--3.3%        AAA         Aaa            4,800    Massachusetts State Turnpike Authority, Metropolitan
                                                               Highway System, Revenue Refunding Bonds, Sub-Series B,
                                                               5.25% due 1/01/2029 (b)                                        4,442
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            4,500    Massachusetts State Water Resource Authority, Revenue
                                                               Refunding Bonds, Series D, 5% due 8/01/2024 (b)                 4,034
====================================================================================================================================
New York--1.6%             A1+         VMIG1+         2,500    Long Island Power Authority, New York, Electric System
                                                               Revenue Bonds, VRDN, Sub-Series 7, 3.15% due
                                                               4/01/2025 (a)(b)                                                2,500
                           ---------------------------------------------------------------------------------------------------------
                           A1+         VMIG1+         1,600    New York State Thruway Authority, General Revenue Bonds,
                                                               VRDN, 3.10% due 1/01/2024 (a)(i)                                1,600
====================================================================================================================================
North Carolina--0.3%       A1+         NR*              700    Raleigh Durham, North Carolina, Airport Authority,
                                                               Special Facility Revenue Refunding Bonds (American
                                                               Airlines Inc.), VRDN, Series B, 3.20% due 11/01/2015 (a)          700
====================================================================================================================================
Texas--5.8%                A1+         NR*              200    Harris County, Texas, Health Facilities Development
                                                               Corporation, Hospital Revenue Refunding Bonds (Methodist
                                                               Hospital), VRDN, 3.20% due 12/01/2025 (a)                         200
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            9,600    Houston, Texas, Water and Sewer System, Revenue Refunding
                                                               Bonds, Junior Lien, Series A, 5.25% due 12/01/2025 (i)          8,965
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            4,000    Matagorda County, Texas, Navigation District Number 1,
                                                               Revenue Refunding Bonds (Reliant Energy Inc.), Series A,
                                                               5.25% due 6/01/2026 (c)                                         3,682
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            2,120    North Harris, Texas, Montgomery Community College
                                                               District, GO, 5.25% due 2/15/2025 (c)                           1,979
====================================================================================================================================
                           Total Investments (Cost--$255,113)--97.0%                                                         246,420
                           Other Assets Less Liabilities--3.0%                                                                 7,725
                                                                                                                            --------
                            Net Assets--100.0%                                                                              $254,145
                                                                                                                            ========
====================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1999.
(b)   MBIA Insured.
(c)   AMBAC Insured.
(d)   FSA Insured.
(e)   GNMA Collateralized.
(f)   Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1999.
(h)   FNMA Collateralized.
(i)   FGIC Insured.
(j)   FHA Insured.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

================================================================================

Quality Profile

The quality ratings of securities in the Fund as of August 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ..................................................               90.3%
AA/Aa ....................................................                0.8
NR (Not Rated) ...........................................                2.9
Other+ ...................................................                3.0
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.


                                     6 & 7

                              MuniHoldings Florida Insured Fund, August 31, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                  As of June 30, 1999
====================================================================================================================================
Assets:           Investments, at value (identified cost--$255,113,434) (Note 1a) .................                    $246,420,048
                  Cash ............................................................................                          92,922
                  Receivables:
                    Securities sold ...............................................................  $  4,516,611
                    Interest ......................................................................     4,260,754         8,777,365
                                                                                                     ------------
                  Prepaid expenses and other assets ...............................................                          12,045
                                                                                                                       ------------
                  Total assets ....................................................................                     255,302,380
                                                                                                                       ------------
====================================================================================================================================
Liabilities:      Payables:
                    Securities purchased ..........................................................       832,089
                    Investment adviser (Note 2) ...................................................       105,700
                    Dividends to shareholders (Note 1f) ...........................................        90,800
                    Offering costs (Note 1e) ......................................................        52,060         1,080,649
                                                                                                     ------------
                  Accrued expenses and other liabilities ..........................................                          77,023
                                                                                                                       ------------
                  Total liabilities ...............................................................                       1,157,672
                                                                                                                       ------------
====================================================================================================================================
Net Assets:       Net assets ......................................................................                    $254,144,708
                                                                                                                       ============
====================================================================================================================================
Capital:          Capital Shares (unlimited number of shares of beneficial interest authorized)
                  (Note 4):
                    Preferred Shares, par value $.10 per share (4,190 shares of AMPS*
                    issued and outstanding at $25,000 per share liquidation preference) ...........                    $104,750,000
                    Common Shares, par value $.10 per share (10,798,052 shares issued and outstanding) ...............................................................  $  1,079,805
                  Paid-in capital in excess of par ................................................   159,650,433
                  Undistributed investment income--net ............................................     1,283,310
                  Accumulated distribution in excess of realized capital gains on
                    investments--net (Note 1f) ....................................................    (3,925,454)
                  Unrealized depreciation on investments--net .....................................    (8,693,386)
                                                                                                     ------------
                  Total capital--Equivalent to $13.84 net asset value of Common Share
                    (market price--$12.75) ........................................................                     149,394,708
                                                                                                                       ------------
                  Total capital ...................................................................                    $254,144,708
                                                                                                                       ============
====================================================================================================================================

*     Auction Market Preferred Shares.

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                  For the Year Ended August 31, 1999
====================================================================================================================================
Investment        Interest and amortization of premium and discount earned ........................                    $ 14,307,432
Income
(Note 1d):
====================================================================================================================================
Expenses:         Investment advisory fees (Note 2) ...............................................  $  1,503,913
                  Commission fees (Note 4) ........................................................       265,667
                  Accounting services (Note 2) ....................................................        84,433
                  Professional fees ...............................................................        68,994
                  Transfer agent fees .............................................................        44,542
                  Listing fees ....................................................................        35,804
                  Printing and shareholder reports ................................................        22,277
                  Custodian fees ..................................................................        21,557
                  Trustees' fees and expenses .....................................................        18,438
                  Pricing fees ....................................................................        11,136
                  Other ...........................................................................        39,689
                                                                                                     ------------
                  Total expenses before reimbursement .............................................     2,116,450
                  Reimbursement of expenses (Note 2) ..............................................      (128,456)
                                                                                                     ------------
                  Total expenses after reimbursement ..............................................                       1,987,994
                                                                                                                       ------------
                  Investment income--net ..........................................................                      12,319,438
                                                                                                                       ------------
====================================================================================================================================
Realized &        Realized loss on investments--net ...............................................                      (1,856,838)
Unrealized Gain   Change in unrealized appreciation/depreciation on investments--net ..............                     (17,298,513)
(Loss) On                                                                                                              ------------
Investments--     Net Decrease in Net Assets Resulting from Operations ............................                    $ (6,835,913)
Net (Notes 1b,                                                                                                         ============
1d & 3):
====================================================================================================================================

      See Notes to Financial Statements.


                                     8 & 9

                              MuniHoldings Florida Insured Fund, August 31, 1999

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  For the     For the Period
                                                                                                Year Ended    Sept. 26, 1997+
                  Increase (Decrease) in Net Assets:                                           Aug. 31, 1999  to Aug. 31, 1998
==============================================================================================================================
Operations:       Investment income--net ....................................................  $ 12,319,438      $ 11,552,061
                  Realized gain (loss) on investments--net ..................................    (1,856,838)        2,950,478
                  Change in unrealized appreciation/depreciation on investments--net ........   (17,298,513)        8,605,127
                                                                                               ------------      ------------
                  Net increase (decrease) in net assets resulting from operations ...........    (6,835,913)       23,107,666
                                                                                               ------------      ------------
==============================================================================================================================
Dividends &       Investment income--net:
Distributions to    Common Shares ...........................................................    (9,261,991)       (7,624,987)
Shareholders        Preferred Shares ........................................................    (2,522,551)       (3,178,660)
(Note 1f):        Realized gain on investments--net:
                    Common Shares ...........................................................      (795,035)               --
                    Preferred Shares ........................................................      (298,605)               --
                  In excess of realized gain on investments--net:
                    Common Shares ...........................................................    (2,853,657)               --
                    Preferred Shares ........................................................    (1,071,797)               --
                                                                                               ------------      ------------
                  Net decrease in net assets resulting from dividends and distributions
                    to shareholders .........................................................   (16,803,636)      (10,803,647)
                                                                                               ------------      ------------
==============================================================================================================================
Beneficial        Net proceeds from issuance of Common Shares ...............................            --       161,250,000
Interest          Proceeds from issuance of Preferred Shares ................................            --       104,750,000
Transactions      Value of shares issued to Common Shareholders in reinvestment of
(Notes 1e & 4):     dividends and distributions .............................................       518,200           127,870
                  Offering costs resulting from the issuance of Common Shares ...............            --          (340,658)
                  Offering and underwriting costs resulting from the issuance of
                    Preferred Shares ........................................................            --          (925,179)
                                                                                               ------------      ------------
                  Net increase in net assets derived from beneficial interest transactions ..       518,200       264,862,033
                                                                                               ------------      ------------
==============================================================================================================================
Net Assets:       Total increase (decrease) in net assets ...................................   (23,121,349)      277,166,052
                  Beginning of period .......................................................   277,266,057           100,005
                                                                                               ------------      ------------
                  End of period* ............................................................  $254,144,708      $277,266,057
                                                                                               ============      ============
==============================================================================================================================
                * Undistributed investment income--net ......................................  $  1,283,310      $    748,414
                                                                                               ============      ============
==============================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                  The following per share data and ratios have been derived
                  from information provided in the financial statements.                        For the       For the Period
                                                                                               Year Ended     Sept. 26, 1997+
                  Increase (Decrease) in Net Asset Value:                                     Aug. 31, 1999   to Aug. 31, 1998
==============================================================================================================================
Per Share         Net asset value, beginning of period ......................................  $      16.03       $      15.00
Operating                                                                                      ------------       ------------
Performance:      Investment income--net ....................................................          1.14              1.08
                  Realized and unrealized gain (loss) on investments--net ...................         (1.77)             1.08
                                                                                               ------------       ------------
                  Total from investment operations ..........................................          (.63)             2.16
                                                                                               ------------       ------------
                  Less dividends and distributions to Common Shareholders:
                    Investment income--net ..................................................          (.86)              (.71)
                    Realized gain on investments--net .......................................          (.07)                --
                    In excess of realized gain on investments--net ..........................          (.27)                --
                                                                                               ------------       ------------
                  Total dividends and distributions to Common Shareholders ..................         (1.20)              (.71)
                                                                                               ------------       ------------
                  Capital charge resulting from issuance of Common Shares                                --               (.03)
                                                                                               ------------       ------------
                  Effect of Preferred Share activity:++
                    Dividends and distributions to Preferred Shareholders:
                      Investment income--net ................................................          (.23)              (.30)
                      Realized gain on investments--net .....................................          (.03)                --
                      In excess of realized gain on investments--net ........................          (.10)                --
                    Capital charge resulting from issuance of Preferred Shares ..............            --               (.09)
                  Total effect of Preferred Share activity ..................................          (.36)              (.39)
                                                                                               ------------       ------------
                  Net asset value, end of period ............................................  $      13.84       $      16.03
                                                                                               ============       ============
                  Market price per share, end of period .....................................  $      12.75       $   14.8125
                                                                                               ============       ============
==============================================================================================================================
Total Investment  Based on market price per share ...........................................         (6.80%)             3.47%++++
Return:**                                                                                      ============       ============
                  Based on net asset value per share ........................................         (6.51%)            11.97%++++
                                                                                               ============       ============
==============================================================================================================================
Ratios Based      Expenses, net of reimbursement*** .........................................          1.18%               .87%*
on Average                                                                                     ============       ============
Net Assets        Total expenses*** .........................................................          1.26%              1.20%*
Of Common                                                                                      ============       ============
Shares:           Total investment income--net*** ...........................................          7.34%              7.51%*
                                                                                               ============       ============
                  Amount of dividends to Preferred Shareholders .............................          1.50%              2.07%*
                                                                                               ============       ============
                  Investment income--net, to Common Shareholders ............................          5.84%              5.44%*
                                                                                               ============       ============
==============================================================================================================================
Ratios Based on   Total expenses, net of reimbursement ......................................           .73%               .54%*
Average Net                                                                                    ============       ============
Assets:+++***     Total expenses ............................................................           .77%               .75%*
                                                                                               ============       ============
                  Total investment income--net ..............................................          4.51%              4.70%*
                                                                                               ============       ============
==============================================================================================================================
Ratios Based on   Dividends to Preferred Shareholders .......................................          2.39%              3.47%*
Average Net                                                                                    ============       ============
Assets Of
Preferred
Shares:
==============================================================================================================================
Supplemental      Net assets, net of Preferred Shares, end of period (in thousands) .........  $    149,395       $    172,516
Data:                                                                                          ============       ============
                  Preferred Shares outstanding, end of period (in thousands) ................  $    104,750       $    104,750
                                                                                               ============       ============
                     Portfolio turnover .....................................................        120.70%            101.89%
                                                                                               ============       ============
==============================================================================================================================
Leverage:         Asset coverage per $1,000 .................................................  $      2,426       $      2,647
                                                                                               ============       ============
==============================================================================================================================
Dividends Per     Series A--Investment income--net ..........................................  $        606       $        753
Share on                                                                                       ============       ============
Preferred         Series B--Investment income--net ..........................................  $        598       $        764
Shares                                                                                         ============       ============
Outstanding:
==============================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Shareholders.
+     Commencement of operations.
++    The Fund's Preferred Shares were issued on October 16, 1997.
+++   Includes Common and Preferred Shares average net assets.
++++  Aggregate total investment return.

      See Notes to Financial Statements.


                                    10 & 11

                              MuniHoldings Florida Insured Fund, August 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversi-fied, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund will determine and make available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFL. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the year ended August 31, 1999, FAM earned fees of $1,503,913, of which $128,456 was voluntarily waived.

During the period September 26, 1997 to August 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $785,625 in connection with the issuance of the Fund's Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1999 were $318,153,717 and $327,516,355, respectively.

Net realized gains (losses) for the year ended August 31, 1999 and net unrealized losses as of August 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                Gains (Losses)         Losses
--------------------------------------------------------------------------------

Long-term investments ......................     $(2,812,221)       $(8,693,386)
Financial futures contracts ................         955,383                 --
                                                 -----------        -----------
Total ......................................     $(1,856,838)       $(8,693,386)
                                                 ===========        ===========
--------------------------------------------------------------------------------

As of August 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $8,981,200, of which $518,771 related to appreciated securities and $9,499,971 related to depreciated securities. The aggregate cost of investments at August 31, 1999 for Federal income tax purposes was $255,401,248.

4. Beneficial Interest Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding for the year ended August 31, 1999, increased by 33,181 as a result of dividend reinvestment. Shares issued and outstanding for the period September 26, 1997 to August 31, 1998, increased by 10,750,000 from shares sold and by 8,204 as a result of dividend reinvestment.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are shares of Preferred Shares of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at August 31, 1999 were as follows: Series A, 3.26% and Series B, 3.20%.

Shares issued and outstanding during the year ended August 31, 1999 remained constant and for the period ended September 26,1997 to August 31, 1998 increased by 4,190 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended August 31, 1999, MLPF&S, earned $188,808 as commissions.

5. Reorganization Plan:

On September 9, 1999, the Fund's Board of Trustees approved a plan of reorganization whereby the Fund would acquire substantially all of the assets and liabilities of MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III and MuniHoldings Florida Insured Fund IV in exchange for newly issued shares of the Fund. The plan of reorganization is subject to shareholder approval. MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III and MuniHoldings Florida Insured Fund IV are registered, non-diversified, closed-end management investment companies. All four entities have a similar investment objective and are managed by FAM.

6. Subsequent Event:

On September 8, 1999, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.068882 per share, payable on September 29, 1999 to shareholders of record as of September 22, 1999.


                                    12 & 13

                              MuniHoldings Florida Insured Fund, August 31, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
MuniHoldings Florida Insured Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings Florida Insured Fund as of August 31, 1999, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period September 26, 1997 (commencement of operations) to August 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings Florida Insured Fund as of August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 7, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Florida Insured Fund during its taxable period ended August 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the per share taxable distributions paid by the Fund during the year:

-----------------------------------------------------------------------------------------------------------------------
                                                                         Payable         Ordinary          Long-Term
                                                                          Date            Income         Capital Gains*
-----------------------------------------------------------------------------------------------------------------------
Common Shareholders                                                     12/30/98         $.308621          $.030200
-----------------------------------------------------------------------------------------------------------------------
Preferred Shareholders:                     Series A                    10/14/98         $  17.86          $     --
                                                                        10/21/98         $  27.97          $     --
                                                                        10/28/98         $  25.97          $     --
                                                                        11/04/98         $  24.60          $     --
                                                                        11/12/98         $  28.13          $     --
                                                                        11/18/98         $  19.50          $   3.24
                                                                        11/25/98         $  21.99          $   3.66
                                                                        12/02/98         $  21.03          $   3.52
                                                                        12/09/98         $  21.01          $   3.53
                                                                        12/16/98         $  20.33          $   3.42
                                                                        12/23/98         $  24.04          $   4.07
                                                                        12/30/98         $  20.22          $   3.47
                                                                        01/06/99         $  20.18          $   3.50
                                                                        01/13/99         $   2.43          $   0.48
                                            ---------------------------------------------------------------------------
                                            Series B                    10/13/98         $  29.93          $     --
                                                                        10/19/98         $  22.12          $     --
                                                                        10/26/98         $  28.58          $     --
                                                                        11/02/98         $  25.00          $     --
                                                                        11/09/98         $  25.00          $     --
                                                                        11/16/98         $  21.24          $   3.61
                                                                        11/23/98         $  20.96          $   3.58
                                                                        11/30/98         $  20.28          $   3.47
                                                                        12/07/98         $  20.26          $   3.48
                                                                        12/14/98         $  16.82          $   2.90
                                                                        12/21/98         $  20.20          $   3.48
                                                                        12/28/98         $  20.17          $   3.52
                                                                        01/04/99         $  19.52          $   3.44
                                                                        01/11/99         $  10.49          $   1.93
-----------------------------------------------------------------------------------------------------------------------

*     The entire distribution is subject to the 20% tax rate.

      Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of the Fund's Common Shares, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistrib uted income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.


                                    14 & 15

Officers and Trustees

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and
  Treasurer
William E. Zitelli, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MFL

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Florida Insured Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Florida
Insured Fund
Box 9011
Princeton, NJ
08543-9011                                                         #HOLDFL--8/99

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